PRUDENTIAL FLEXGUARD® INCOME
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
Supplement dated December 15, 2022
to Initial Summary Prospectus and Updating Summary Prospectus dated May 1, 2022
This Supplement should be read in conjunction with the current Initial Summary Prospectus and Updating Summary Prospectus (the “Prospectuses”) for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectuses for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.
This Supplement describes various changes and updates to your Annuity Prospectus. If you would like another copy of the current Annuity Prospectus, please call us at 1-800-879-7012.
Charges for Early Withdrawals:
The "Charges for Early Withdrawals" under the “Important Information You Should Consider About Your Annuity” section of the Prospectuses, is deleted and replaced with the following.

Important Information You Should Consider About the Annuity
Fees and Expenses
Charges for Early Withdrawals
If you withdraw money from the Annuity within 6 years following your Annuity Issue Date, you may be assessed a surrender charge. The maximum surrender charge is 7.0% applied against Account Value being withdrawn, and a surrender charge may be assessed up to 6 years after the Issue Date of your Annuity. If you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 withdrawal.

For more information on surrender charges, please refer to the "Fees, Charges and Deductions" section of this prospectus.
Transaction Expenses Change:
The Transaction Expense Chart in the "Additional Information About Fees" section of the Initial Summary Prospectus is deleted and replaced with the following.

Transaction Expenses
Sales Charge Imposed on Purchases	None
Contingent Deferred Sales Charge (as a percentage applied against Account Value being withdrawn)(1)	7.00%
Transfer Fee	None

(1)	Withdrawal Charges in subsequent years*
	Annuity Year	Percentage Applied Against Account Value being Withdrawn
	Annuity Year 1	7.0%
	Annuity Year 2	7.0%
	Annuity Year 3	6.0%
	Annuity Year 4	5.0%
	Annuity Year 5	4.0%
	Annuity Year 6	3.0%
	Annuity Year 7 or later	0.0%
*	The years referenced in the CDSC table above refer to the years since Contract Issue Date. CDSCs are applied against the amount of Account Value being withdrawn.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
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